Exhibit 99.1 Condor Hospitality Trust, Inc. November Investor Presentation | November 2020 NYSE AMERICAN: CDORExhibit 99.1 Condor Hospitality Trust, Inc. November Investor Presentation | November 2020 NYSE AMERICAN: CDOR

Safe Harbor Statement All statements included in this presentation, other than statements of historical fact, are or may be deemed to be “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. In light of these uncertainties, the events anticipated by our forward-looking statements might not occur and we caution you not to place undue reliance on any of our forward- looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in any forward-looking statements are discussed under the heading “Risk Factors” in our publicly available reports filed with the Securities and Exchange Commission. The Company cautions that any forward-looking statement included in this presentation is made as of November 19, 2020 the date of this presentation and the Company does not undertake to update any forward-looking statement. Investor Inquiries Jill Burger Interim Chief Financial Officer T: 301.861.3305 E: jburger@trustcondor.com Cover Images TownePlace Suites| Austin, TXSafe Harbor Statement All statements included in this presentation, other than statements of historical fact, are or may be deemed to be “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. In light of these uncertainties, the events anticipated by our forward-looking statements might not occur and we caution you not to place undue reliance on any of our forward- looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in any forward-looking statements are discussed under the heading “Risk Factors” in our publicly available reports filed with the Securities and Exchange Commission. The Company cautions that any forward-looking statement included in this presentation is made as of November 19, 2020 the date of this presentation and the Company does not undertake to update any forward-looking statement. Investor Inquiries Jill Burger Interim Chief Financial Officer T: 301.861.3305 E: jburger@trustcondor.com Cover Images TownePlace Suites| Austin, TX

November 2020 UpdateNovember 2020 Update

Modified Bank Loan Facility and Bridge Loan Terms

Condor has been successful in working with the Bank Group to favorably modify several key terms of the loan facility[1]:

- Loan maturity extended to 1/2/2023
- Covenant compliance suspended until 9/30/2021
- Debt yield covenant eliminated and replaced with borrowing base hotels debt service coverage
- Covenants eased from 1.5X currently to 1.0X when applicable 9/30/2021 ramping up to 1.5X on 9/30/2022
- Borrowing availability increased to $14.3 million[2]
- Dividends prohibition modified to allow payment of dividends when defined financial conditions are achieved
- Appraisal of borrowing base hotels deferred to 3/31/2022 and now on an "as stabilized" basis with balancing rights

Condor has closed a Bridge Loan with the following key terms[1]:

- Loan maturity 1/2/2023
- Loan proceeds of $10 million reduce Bank Facility
- Interest accrues to loan maturity and potentially forgiven if there is a common stock conversion depending upon the number of shares converted by lender
- Loan amount could be partially or fully converted to $4.0 million shares of Condor common stock at $2.50 per share either through a rights offering or private placement if approved by the Condor shareholders

(1) For a full description of the terms of the modification to the loan facility and the bridge loan, see the Form 8-K filed with the SEC on November 19, 2020.
(2) Availability is increased from $13.4 million at closing to $14.3 million upon receipt of final $2.25 million settlement payment in December 2020.

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Proforma Liquidity Position Condor has $18.8 million of liquidity excluding reserves account balances on a proforma basis assuming loan modification closed on 10/31/2020 Condor Liquidity Proforma 10/31/2020 (in 1,000’s) 20,000 18,000 16,000 14,000 12,000 10,000 $18,800 8,000 $14,300 6,000 4,000 $4,500 2,000 0 (1) (2) Unrestricted Credit Facility Total Liquidity (1) (2) Cash Availability (1) Excludes final settlement payment of $2,250,000 due 12/31/2020 4 (2) Includes $970,000 increase in bank facility availability upon final settlement payment receipt due 12/31/2020Proforma Liquidity Position Condor has $18.8 million of liquidity excluding reserves account balances on a proforma basis assuming loan modification closed on 10/31/2020 Condor Liquidity Proforma 10/31/2020 (in 1,000’s) 20,000 18,000 16,000 14,000 12,000 10,000 $18,800 8,000 $14,300 6,000 4,000 $4,500 2,000 0 (1) (2) Unrestricted Credit Facility Total Liquidity (1) (2) Cash Availability (1) Excludes final settlement payment of $2,250,000 due 12/31/2020 4 (2) Includes $970,000 increase in bank facility availability upon final settlement payment receipt due 12/31/2020

Cash Burn Analysis

- Positive Adjusted Corporate EBITDA for the quarter contributed to debt service
- The cash burn for the full third quarter reduced to approximately $1.4 million
- Proforma liquidity would cover in excess of 3 years at the Q3 burn rate in the absence of improved RevPAR
- Depending on a number of variables we estimate our break even to be between $70 and $75 RevPAR



Cash Burn (in 1,000s)
500K
300K
100K
-100K
-300K
-500K
-700K
-900K
-1100K
-1300K
-1500K
-1700K
-1900K
(1670)
21
(628)
(607)
(1816)
368
(628)
(260)
(1321)
103
(609)
(506)
(1373)
July 2020
August 2020
September 2020
Q3 2020
GAAP Net Loss
Adjusted Corporate EBITDA
Debt Service (interest and scheduled principal payments)
Cash Burn

* See end of presentation for reconciliation of Condor's net earnings (loss) as determined in accordance with generally accepted accounting principles ("GAAP") to non-GAAP Hotel EBITDA and non-GAAP Adjusted Corporate EBITDA.

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Condor Debt Maturity Profile Condor has a reasonable amount of time for hotel demand to continue recovering before debt needs to be refinanced: Condor Debt Maturity Profile (in 1,000’s) 140,000 (3) $126,613 120,000 100,000 80,000 60,000 40,000 20,000 (1) $25,463 (2) $14,114 $8,485 0 2020 2021 2022 2023 2024 (1) Loan has 2(two) 1(one) year conditional extension options to extend beyond December 2022 maturity 6 (2) Loan has 1(one) 2(two) year extension option from December 2021 maturity without conditions assumed exercised (3) Projected bank facility and bridge loan balance 12/31/2020Condor Debt Maturity Profile Condor has a reasonable amount of time for hotel demand to continue recovering before debt needs to be refinanced: Condor Debt Maturity Profile (in 1,000’s) 140,000 (3) $126,613 120,000 100,000 80,000 60,000 40,000 20,000 (1) $25,463 (2) $14,114 $8,485 0 2020 2021 2022 2023 2024 (1) Loan has 2(two) 1(one) year conditional extension options to extend beyond December 2022 maturity 6 (2) Loan has 1(one) 2(two) year extension option from December 2021 maturity without conditions assumed exercised (3) Projected bank facility and bridge loan balance 12/31/2020

Assets

Highest-Quality Portfolio of Select-Service Upper Midscale and Upscale Assets in Secondary Markets



SpringHill Suites San Antonio, TX
Rooms: 116
Acquired: October 2015



Courtyard Jacksonville, FL
Rooms: 120
Acquired: October 2015



Hotel Indigo Atlanta, GA
Rooms: 142
Acquired: October 2015



Aloft Atlanta, GA
Rooms: 254
Acquired: August 2016



Aloft Leawood, KS
Rooms: 156
Acquired: December 2016



Home2 Suites Lexington, KY
Rooms: 103
Acquired: March 2017



Home2 Suites Round Rock, TX
Rooms: 91
Acquired: March 2017



Home2 Suites Tallahassee, FL
Rooms: 132
Acquired: March 2017



Home2 Suites Southaven, MS
Rooms: 105
Acquired: April 2017



Hampton Inn Lake Mary, FL
Rooms: 130
Acquired: June 2017



Fairfield Inn & Suites El Paso, TX
Rooms: 124
Acquired: August 2017



Residence Inn Austin, TX
Rooms: 120
Acquired: August 2017



TownePlace Suites Austin, TX
Rooms: 122
Acquired: January 2018



Home2 Suites Summerville, SC
Rooms: 93
Acquired: February 2018



Hilton Garden Inn Solomons, MD
Rooms: 100
Acquired: May 2012 [2]

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Appendix C | Non-GAAP ReconciliationAppendix C | Non-GAAP Reconciliation

Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), EBITDAre, Adjusted EBITDAre, and Hotel EBITDA We calculate EBITDA, EBITDAre, and Adjusted EBITDAre by adding back to net earnings or loss certain non-operating expenses and certain non-cash charges which are based on historical cost accounting that we believe may be of limited significance in evaluating current performance. We believe these adjustments can help eliminate the accounting effects of depreciation and amortization and financing decisions and facilitate comparisons of core operating profitability between periods. In calculating EBITDA, we add back to net earnings or loss interest expense, loss on debt extinguishment, income tax expense, and depreciation and amortization expense. NAREIT adopted EBITDAre in order to promote an industry-wide measure of REIT operating performance. We adjust EBITDA by adding back net gain/loss on disposition of assets and impairment charges to calculate EBITDAre. To calculate Adjusted EBITDAre, we adjust EBITDAre to add back acquisition and terminated transactions expense and equity transactions expense, which are cash charges. We also add back stock –based compensation expense and gain/loss on derivatives and convertible debt, which are non-cash charges. EBITDA, EBITDAre, and Adjusted EBITDAre, as presented, may not be comparable to similarly titled measures of other companies. We believe EBITDA, EBITDAre, and Adjusted EBITDAre to be useful additional measures of our operating performance, excluding the impact of our capital structure (primarily interest expense), our asset base (primarily depreciation and amortization expense), and other items we do not believe are representative of the results from our core operations. The Company further excludes general and administrative expenses, other non-operating income or expense, and certain hotel and property operations expenses that are not allocated to individual properties in assessing hotel performance (primarily certain general liability and other insurance costs, land lease costs, and office and banking fees) from Adjusted EBITDAre to calculate Hotel EBITDA. Hotel EBITDA, as presented, may not be comparable to similarly titled measures of other companies. Hotel EBITDA is intended to isolate property level operational performance over which the Company’s hotel operators have direct control. We believe Hotel EBITDA is helpful to investors as it better communicates the comparability of our hotels’ operating results for all of the Company’s hotel properties and is used by management to measure the performance of the Company’s hotels and the effectiveness of the operators of the hotels. 9Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), EBITDAre, Adjusted EBITDAre, and Hotel EBITDA We calculate EBITDA, EBITDAre, and Adjusted EBITDAre by adding back to net earnings or loss certain non-operating expenses and certain non-cash charges which are based on historical cost accounting that we believe may be of limited significance in evaluating current performance. We believe these adjustments can help eliminate the accounting effects of depreciation and amortization and financing decisions and facilitate comparisons of core operating profitability between periods. In calculating EBITDA, we add back to net earnings or loss interest expense, loss on debt extinguishment, income tax expense, and depreciation and amortization expense. NAREIT adopted EBITDAre in order to promote an industry-wide measure of REIT operating performance. We adjust EBITDA by adding back net gain/loss on disposition of assets and impairment charges to calculate EBITDAre. To calculate Adjusted EBITDAre, we adjust EBITDAre to add back acquisition and terminated transactions expense and equity transactions expense, which are cash charges. We also add back stock –based compensation expense and gain/loss on derivatives and convertible debt, which are non-cash charges. EBITDA, EBITDAre, and Adjusted EBITDAre, as presented, may not be comparable to similarly titled measures of other companies. We believe EBITDA, EBITDAre, and Adjusted EBITDAre to be useful additional measures of our operating performance, excluding the impact of our capital structure (primarily interest expense), our asset base (primarily depreciation and amortization expense), and other items we do not believe are representative of the results from our core operations. The Company further excludes general and administrative expenses, other non-operating income or expense, and certain hotel and property operations expenses that are not allocated to individual properties in assessing hotel performance (primarily certain general liability and other insurance costs, land lease costs, and office and banking fees) from Adjusted EBITDAre to calculate Hotel EBITDA. Hotel EBITDA, as presented, may not be comparable to similarly titled measures of other companies. Hotel EBITDA is intended to isolate property level operational performance over which the Company’s hotel operators have direct control. We believe Hotel EBITDA is helpful to investors as it better communicates the comparability of our hotels’ operating results for all of the Company’s hotel properties and is used by management to measure the performance of the Company’s hotels and the effectiveness of the operators of the hotels. 9

Non-GAAP Reconciliation: Condor Hospitality Trust, Inc. Hotel EBITDA and Adjusted Corporate EBITDA The preliminary results below for the months ending July 31, 2020, August 31, 2020 and September 30, 2020 are based solely on currently available information, which is subject to change. Readers are cautioned not to place undue reliance on such preliminary operating results, which constitute forward-looking statements. Month ending Month ending Month ending August 31, September 30, Reconciliation of Net loss to EBITDA, EBITDAre , Adjusted EBITDAre , and Hotel EBITDA July 31, 2020 2020 2020 Net loss $ (1,670) $ (1,816) $ (1,321) Interest expense 707 708 688 Income tax expense 9 9 9 Depreciation and amortization expense 926 926 927 EBITDA (28) (173) 303 Net loss on disposition of assets - 1 1 re (28) (172) 304 EBITDA Net gain on derivatives and convertible debt (3) (3) (126) Stock-based compensation expense 10 23 37 Strategic alternatives expense, net 40 494 102 * re 19 342 317 Adjusted EBITDA General and administrative expense, excluding stock compensation expense 337 405 81 Other expense, net 2 1 1 * Unallocated hotel and property operations expense 27 24 6 Hotel EBITDA $ 385 $ 772 $ 405 Revenue $ 2,782 $ 3,058 $ 3,001 JV revenue - - - Condor and JV revenue $ 2,782 $ 3,058 $ 3,001 Hotel EBITDA as a percentage of revenue 13.8% 25.2% 13.5% Month ending Month ending Month ending August 31, September 30, Reconciliation of Hotel EBITDA to Adjusted Corporate EBITDA July 31, 2020 2020 2020 Hotel EBITDA $ 385 $ 772 $ 405 Less recurring general and administrative expense, excluding stock compensation expense (337) (3 80) (296) Less unallocated hotel and property operations expense (27) (24) (6) Adjusted Corporate EBITDA $2 1 $ 368 $ 103 *M o difie d fro m a mo unts inc luded in Oc to be r 27, 2020 Inves to r P re s e nta tio n 10Non-GAAP Reconciliation: Condor Hospitality Trust, Inc. Hotel EBITDA and Adjusted Corporate EBITDA The preliminary results below for the months ending July 31, 2020, August 31, 2020 and September 30, 2020 are based solely on currently available information, which is subject to change. Readers are cautioned not to place undue reliance on such preliminary operating results, which constitute forward-looking statements. Month ending Month ending Month ending August 31, September 30, Reconciliation of Net loss to EBITDA, EBITDAre , Adjusted EBITDAre , and Hotel EBITDA July 31, 2020 2020 2020 Net loss $ (1,670) $ (1,816) $ (1,321) Interest expense 707 708 688 Income tax expense 9 9 9 Depreciation and amortization expense 926 926 927 EBITDA (28) (173) 303 Net loss on disposition of assets - 1 1 re (28) (172) 304 EBITDA Net gain on derivatives and convertible debt (3) (3) (126) Stock-based compensation expense 10 23 37 Strategic alternatives expense, net 40 494 102 * re 19 342 317 Adjusted EBITDA General and administrative expense, excluding stock compensation expense 337 405 81 Other expense, net 2 1 1 * Unallocated hotel and property operations expense 27 24 6 Hotel EBITDA $ 385 $ 772 $ 405 Revenue $ 2,782 $ 3,058 $ 3,001 JV revenue - - - Condor and JV revenue $ 2,782 $ 3,058 $ 3,001 Hotel EBITDA as a percentage of revenue 13.8% 25.2% 13.5% Month ending Month ending Month ending August 31, September 30, Reconciliation of Hotel EBITDA to Adjusted Corporate EBITDA July 31, 2020 2020 2020 Hotel EBITDA $ 385 $ 772 $ 405 Less recurring general and administrative expense, excluding stock compensation expense (337) (3 80) (296) Less unallocated hotel and property operations expense (27) (24) (6) Adjusted Corporate EBITDA $2 1 $ 368 $ 103 *M o difie d fro m a mo unts inc luded in Oc to be r 27, 2020 Inves to r P re s e nta tio n 10